JPMorgan Total Return Fund
Schedule of Portfolio Investments as of May 31, 2023
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2023.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 42.9%
Aerospace & Defense — 0.6%
Airbus SE (France) 3.15%, 4/10/2027 (a)	250	236
Boeing Co. (The)
2.20%, 2/4/2026	300	279
3.55%, 3/1/2038	500	388
Northrop Grumman Corp. 3.85%, 4/15/2045	250	201
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a)	50	5
13.13%, 11/15/2027 (a)	20	1
		1,110
Air Freight & Logistics — 0.2%
FedEx Corp. 4.10%, 2/1/2045	500	402
Automobile Components — 0.1%
Clarios Global LP 6.75%, 5/15/2025 (a)	14	14
Cooper-Standard Automotive, Inc.
4.50% (PIK), 3/31/2027 (a) (b)	59	59
10.63% (PIK), 5/15/2027 (a) (b)	35	18
		91
Automobiles — 0.7%
General Motors Co. 5.00%, 10/1/2028	500	492
Hyundai Capital America 2.65%, 2/10/2025 (a)	1,000	952
		1,444
Banks — 9.9%
Banco Santander SA (Spain) (EUR Swap Annual 5 Year + 3.76%), 3.63%, 3/21/2029 (c) (d) (e) (f) (g)	200	141
Bank of America Corp.
Series L, 3.95%, 4/21/2025	500	487
(3-MONTH CME TERM SOFR + 1.44%), 3.19%, 7/23/2030 (g)	600	529
(3-MONTH CME TERM SOFR + 2.08%), 4.24%, 4/24/2038 (g)	500	441
Series N, (SOFR + 1.65%), 3.48%, 3/13/2052 (g)	300	218
Barclays plc (United Kingdom)
3.65%, 3/16/2025	500	480
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.41%), 4.38%, 3/15/2028 (c) (d) (e) (g)	400	264
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 2.67%, 3/10/2032 (g)	500	398
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (g)	500	464
(SOFR + 1.39%), 2.87%, 4/19/2032 (a) (g)	500	412
Canadian Imperial Bank of Commerce (Canada) 1.25%, 6/22/2026	500	445
Citigroup, Inc.
(SOFR + 2.11%), 2.57%, 6/3/2031 (g)	1,000	837
6.63%, 6/15/2032	320	338
(3-MONTH CME TERM SOFR + 2.10%), 4.28%, 4/24/2048 (g)	300	253
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 1.11%, 2/24/2027 (a) (g)	750	665
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (g)	750	693
HSBC Holdings plc (United Kingdom)
(SOFR + 1.93%), 2.10%, 6/4/2026 (g)	1,000	929

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(SOFR + 1.73%), 2.01%, 9/22/2028 (g)	750	649
(SOFR + 1.95%), 2.36%, 8/18/2031 (g)	500	402
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (g)	750	686
(SOFR + 1.01%), 1.73%, 4/1/2027 (g)	500	448
Series NC10, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.86%), 4.25%, 5/16/2031 (c) (d) (e) (g)	200	128
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (g)	750	673
2.05%, 7/17/2030	500	408
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (g)	750	662
(SOFR + 1.57%), 2.87%, 9/13/2030 (g)	500	429
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (g)	500	492
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025 (g)	1,000	955
Societe Generale SA (France)
1.38%, 7/8/2025 (a)	1,000	913
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (g)	500	394
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.47%, 7/8/2025	500	460
3.54%, 1/17/2028	500	467
Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.80%, 9/12/2023 (a)	1,000	987
Truist Financial Corp. 1.13%, 8/3/2027	500	421
Wells Fargo & Co.
(SOFR + 1.60%), 1.67%, 6/2/2024 (g)	750	750
3.00%, 2/19/2025	500	481
(SOFR + 2.10%), 2.39%, 6/2/2028 (g)	750	671
(SOFR + 2.53%), 3.07%, 4/30/2041 (g)	300	218
Westpac Banking Corp. (Australia) 2.65%, 1/16/2030	500	444
		20,132
Beverages — 0.9%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,000	980
Coca-Cola Co. (The) 1.65%, 6/1/2030	500	419
Keurig Dr. Pepper, Inc. 3.40%, 11/15/2025	500	482
		1,881
Biotechnology — 0.4%
AbbVie, Inc. 4.25%, 11/21/2049	250	212
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	750	604
		816
Broadline Retail — 0.3%
Amazon.com, Inc.
4.80%, 12/5/2034	300	307
4.25%, 8/22/2057	400	355
		662
Building Products — 0.9%
Carrier Global Corp. 2.70%, 2/15/2031	500	423

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Building Products — continued
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	250	236
Johnson Controls International plc 4.50%, 2/15/2047	350	299
Masco Corp. 1.50%, 2/15/2028	1,000	855
		1,813
Capital Markets — 3.9%
Ameriprise Financial, Inc. 3.00%, 4/2/2025	1,000	957
Cboe Global Markets, Inc. 3.65%, 1/12/2027	500	480
Deutsche Bank AG (Germany)
(SOFR + 2.16%), 2.22%, 9/18/2024 (g)	500	490
(SOFR + 1.13%), 1.45%, 4/1/2025 (g)	1,000	942
(EUR Swap Annual 5 Year + 4.75%), 4.62%, 10/30/2027 (c) (d) (e) (f) (g)	200	143
Goldman Sachs Group, Inc. (The)
(3-MONTH CME TERM SOFR + 1.42%), 3.81%, 4/23/2029 (g)	750	699
5.15%, 5/22/2045	900	830
Lehman Brothers Holdings, Inc.
Zero Coupon, 8/21/2009 (h)	1,350	3
0.00%, 5/25/2049 (h)	850	2
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (g)	500	472
(3-MONTH CME TERM SOFR + 1.14%), 3.77%, 1/24/2029 (g)	750	703
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (g)	500	427
(SOFR + 1.43%), 2.80%, 1/25/2052 (g)	500	322
Nomura Holdings, Inc. (Japan) 3.10%, 1/16/2030	500	428
Owl Rock Capital Corp. 4.00%, 3/30/2025	1,000	941
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.31%), 4.38%, 2/10/2031 (a) (c) (d) (e) (g)	200	137
		7,976
Chemicals — 0.0% ^
Venator Finance Sarl 9.50%, 7/1/2025 (a)	25	17
Construction & Engineering — 0.0% ^
MasTec, Inc. 4.50%, 8/15/2028 (a)	31	29
Consumer Finance — 2.3%
American Express Co.
3.95%, 8/1/2025	500	488
3.30%, 5/3/2027	500	472
Capital One Financial Corp.
3.65%, 5/11/2027	500	469
(SOFR + 1.34%), 2.36%, 7/29/2032 (g)	500	356
Ford Motor Credit Co. LLC 3.81%, 1/9/2024	500	490
General Motors Financial Co., Inc. 4.00%, 1/15/2025	1,000	975
John Deere Capital Corp.
0.45%, 1/17/2024	750	728
1.50%, 3/6/2028	750	654
		4,632

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Staples Distribution & Retail — 1.2%
7-Eleven, Inc. 0.95%, 2/10/2026 (a)	1,000	900
CVS Pass-Through Trust 7.51%, 1/10/2032 (a)	460	486
Kroger Co. (The) 2.20%, 5/1/2030	1,000	829
Rite Aid Corp.
7.50%, 7/1/2025 (a)	11	8
8.00%, 11/15/2026 (a)	20	11
Target Corp. 2.35%, 2/15/2030	250	218
		2,452
Containers & Packaging — 0.2%
Amcor Flexibles North America, Inc. 3.10%, 9/15/2026	500	468
Diversified Telecommunication Services — 1.5%
AT&T, Inc. 3.55%, 9/15/2055	1,000	688
CCO Holdings LLC 5.13%, 5/1/2027 (a)	355	329
ESC Co., Escrow 5.50%, 8/1/2023 ‡ (h)	581	—
Frontier Communications Holdings LLC 5.88%, 11/1/2029	17	12
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	392	361
Verizon Communications, Inc.
2.10%, 3/22/2028	1,000	882
1.50%, 9/18/2030	1,000	793
		3,065
Electric Utilities — 2.2%
Duke Energy Corp. 2.55%, 6/15/2031	500	414
Eversource Energy
Series M, 3.30%, 1/15/2028	500	466
3.45%, 1/15/2050	300	217
Gulf Power Co. Series A, 3.30%, 5/30/2027	500	478
MidAmerican Energy Co. 3.10%, 5/1/2027	500	475
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	500	389
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	500	415
Potomac Electric Power Co. 4.15%, 3/15/2043	250	216
Public Service Co. of Colorado 1.88%, 6/15/2031	500	405
Public Service Electric and Gas Co. 3.00%, 5/15/2027	500	472
Xcel Energy, Inc. 3.35%, 12/1/2026	500	475
		4,422
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	15	14
Financial Services — 1.2%
Mastercard, Inc. 3.65%, 6/1/2049	500	412
National Rural Utilities Cooperative Finance Corp. 1.00%, 6/15/2026	750	670
Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	750	660
Siemens Financieringsmaatschappij NV (Germany) 4.20%, 3/16/2047 (a)	300	271
Visa, Inc. 4.30%, 12/14/2045	500	464
		2,477

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Food Products — 0.7%
Conagra Brands, Inc. 4.85%, 11/1/2028	500	492
Kellogg Co. 3.40%, 11/15/2027	500	473
Mondelez International, Inc. 1.50%, 2/4/2031	500	395
		1,360
Gas Utilities — 2.0%
East Ohio Gas Co. (The) 2.00%, 6/15/2030 (a)	500	403
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	2,000	1,922
KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	500	459
ONE Gas, Inc. 1.10%, 3/11/2024	1,350	1,304
		4,088
Ground Transportation — 0.4%
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	250	262
Hertz Corp. (The), Escrow 6.25%, 10/15/2022	290	7
Norfolk Southern Corp. 3.15%, 6/1/2027	500	473
		742
Health Care Equipment & Supplies — 0.6%
Abbott Laboratories 3.88%, 9/15/2025	1,000	985
Stryker Corp. 1.15%, 6/15/2025	250	231
		1,216
Health Care Providers & Services — 1.2%
Aetna, Inc. 3.50%, 11/15/2024	500	488
CVS Health Corp.
1.75%, 8/21/2030	500	402
5.05%, 3/25/2048	250	226
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	25	—
HCA, Inc. 2.38%, 7/15/2031	500	401
Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	484
UnitedHealth Group, Inc. 4.75%, 7/15/2045	500	471
		2,472
Hotels, Restaurants & Leisure — 0.0% ^
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	8	8
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	12	12
		20
Household Durables — 0.4%
DR Horton, Inc. 1.40%, 10/15/2027	1,000	865
Household Products — 0.0% ^
Spectrum Brands, Inc. 5.75%, 7/15/2025	8	8
Insurance — 2.2%
Berkshire Hathaway Finance Corp. 2.85%, 10/15/2050	500	345
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	1,000	957
Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	485
Lincoln National Corp. 4.00%, 9/1/2023	250	249
MetLife, Inc. 4.05%, 3/1/2045	300	247

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Insurance — continued
Metropolitan Life Global Funding I 0.95%, 7/2/2025 (a)	750	686
Principal Life Global Funding II 1.25%, 6/23/2025 (a)	750	688
Protective Life Global Funding 1.74%, 9/21/2030 (a)	500	394
Willis North America, Inc. 3.60%, 5/15/2024	500	488
		4,539
Interactive Media & Services — 0.2%
Alphabet, Inc. 2.25%, 8/15/2060	500	298
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	701
Machinery — 0.2%
Caterpillar, Inc. 2.60%, 4/9/2030	500	445
Media — 0.6%
Comcast Corp.
2.94%, 11/1/2056	323	207
2.65%, 8/15/2062	500	292
Discovery Communications LLC 4.13%, 5/15/2029	500	456
DISH DBS Corp. 5.88%, 11/15/2024	293	251
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	25	22
		1,228
Multi-Utilities — 0.7%
Consolidated Edison Co. of New York, Inc. 4.45%, 3/15/2044	250	217
Dominion Energy, Inc. Series C, 4.90%, 8/1/2041	250	221
San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	500	410
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	750	591
		1,439
Office REITs — 0.2%
Boston Properties LP 2.75%, 10/1/2026	500	439
Oil, Gas & Consumable Fuels — 2.3%
BP Capital Markets America, Inc. 2.94%, 6/4/2051	250	167
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 (h)	130	2
Chevron USA, Inc. 0.69%, 8/12/2025	500	460
Energy Transfer LP 5.15%, 3/15/2045	300	252
Kinder Morgan, Inc. 5.05%, 2/15/2046	300	253
Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	975
MPLX LP 1.75%, 3/1/2026	500	456
Phillips 66 4.65%, 11/15/2034	250	234
Phillips 66 Co. 3.75%, 3/1/2028	500	472
Reliance Industries Ltd. (India) 4.13%, 1/28/2025 (a)	500	490
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	349
Williams Cos., Inc. (The) 4.00%, 9/15/2025	500	486
		4,596

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The) 1.95%, 3/15/2031	500	414
High Ridge Partners, Escrow 8.88%, 3/15/2025 ‡	41	— (i)
		414
Pharmaceuticals — 0.7%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	325	268
Johnson & Johnson 2.45%, 9/1/2060	500	317
Mallinckrodt International Finance SA 10.00%, 6/15/2029 (a)	7	2
Merck & Co., Inc. 2.35%, 6/24/2040	500	353
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	500	374
		1,314
Residential REITs — 0.1%
AvalonBay Communities, Inc. 2.30%, 3/1/2030	250	211
Semiconductors & Semiconductor Equipment — 0.3%
Broadcom, Inc. 3.14%, 11/15/2035 (a)	750	572
Software — 0.9%
Microsoft Corp.
3.13%, 11/3/2025	624	607
2.68%, 6/1/2060	500	334
Oracle Corp.
2.95%, 4/1/2030	500	437
3.60%, 4/1/2050	300	207
ServiceNow, Inc. 1.40%, 9/1/2030	250	199
		1,784
Specialized REITs — 0.2%
Crown Castle, Inc. 1.35%, 7/15/2025	500	460
Specialty Retail — 0.4%
AutoNation, Inc. 2.40%, 8/1/2031	500	380
Home Depot, Inc. (The) 3.90%, 6/15/2047	350	293
Staples, Inc. 7.50%, 4/15/2026 (a)	150	123
		796
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.65%, 5/11/2050	500	344
2.80%, 2/8/2061	500	330
		674
Tobacco — 0.4%
Altria Group, Inc. 3.88%, 9/16/2046	400	277
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	250	230
2.73%, 3/25/2031	400	319
		826

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.8%
T-Mobile USA, Inc.
1.50%, 2/15/2026	500	454
2.55%, 2/15/2031	1,000	837
Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	250	215
		1,506
Total Corporate Bonds (Cost $99,425)		86,916
Mortgage-Backed Securities — 33.5%
FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	3	3
FHLMC Gold Pools, 30 Year
Pool # C80364, 7.00%, 12/1/2025	1	—
Pool # C00464, 8.00%, 5/1/2026	—	—
Pool # C80409, 8.00%, 6/1/2026	—	—
Pool # D78618, 7.50%, 2/1/2027	2	2
Pool # G02125, 6.00%, 2/1/2036	1	2
Pool # A53165, 6.00%, 10/1/2036	19	19
Pool # A56599, 6.00%, 1/1/2037	4	4
Pool # G08205, 6.00%, 6/1/2037	—	—
Pool # G03362, 6.00%, 9/1/2037	38	39
Pool # G03819, 6.00%, 1/1/2038	6	6
Pool # G08276, 6.00%, 6/1/2038	7	7
Pool # A80908, 6.00%, 8/1/2038	102	104
FNMA UMBS, 30 Year
Pool # 505614, 6.50%, 7/1/2029	—	—
Pool # 508677, 6.50%, 8/1/2029	4	4
Pool # 520792, 6.50%, 11/1/2029	2	2
Pool # 787555, 6.50%, 2/1/2035	4	4
Pool # 787556, 7.00%, 2/1/2035	11	11
Pool # 787563, 6.50%, 3/1/2035	31	33
Pool # 787564, 7.00%, 3/1/2035	6	6
Pool # 924041, 6.00%, 5/1/2037	103	108
Pool # AY3845, 4.00%, 5/1/2045	1,163	1,116
Pool # AY8492, 4.00%, 6/1/2045	1,256	1,223
Pool # AZ0913, 4.00%, 6/1/2045	766	746
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 2.50%, 6/25/2038 (j)	3,150	2,899
TBA, 3.50%, 6/25/2038 (j)	2,350	2,253
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 6/25/2053 (j)	10,000	8,549
TBA, 3.00%, 6/25/2053 (j)	18,750	16,642
TBA, 3.50%, 6/25/2053 (j)	6,750	6,201
TBA, 4.00%, 6/25/2053 (j)	5,000	4,723
TBA, 4.50%, 6/25/2053 (j)	2,200	2,131
TBA, 6.00%, 6/25/2053 (j)	9,072	9,178
GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	45	46

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
GNMA II, Single Family, 30 Year
TBA, 2.50%, 6/15/2053 (j)	3,000	2,625
TBA, 3.00%, 6/15/2053 (j)	2,800	2,520
TBA, 3.50%, 6/15/2053 (j)	3,500	3,247
TBA, 4.00%, 6/15/2053 (j)	2,650	2,518
TBA, 5.50%, 6/15/2053 (j)	1,000	999
Total Mortgage-Backed Securities (Cost $69,204)		67,970
U.S. Treasury Obligations — 8.9%
U.S. Treasury Bonds
4.50%, 2/15/2036	5,850	6,389
1.13%, 8/15/2040	4,050	2,609
1.75%, 8/15/2041	4,850	3,421
3.88%, 2/15/2043	1,200	1,178
1.25%, 5/15/2050	3,150	1,766
1.38%, 8/15/2050	4,500	2,607
Total U.S. Treasury Obligations (Cost $25,066)		17,970
Asset-Backed Securities — 3.1%
American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	355	322
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 7.27%, 5/25/2035 (k)	282	222
Carrington Mortgage Loan Trust Series 2006-NC5, Class A3, 5.29%, 1/25/2037 (k)	815	700
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 5.42%, 10/25/2036 (k)	71	61
CWABS Asset-Backed Certificates Trust Series 2007-2, Class 2A3, 5.28%, 8/25/2037 (k)	23	23
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 5.89%, 3/25/2034 (k)	31	30
Series 2004-1, Class M2, 5.96%, 3/25/2034 (k)	25	25
Series 2004-1, Class 3A, 5.70%, 4/25/2034 (k)	10	9
FBR Securitization Trust Series 2005-2, Class M2, 5.89%, 9/25/2035 (k)	29	29
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 5.51%, 7/25/2036 (k)	305	283
Series 2006-FF14, Class A5, 5.30%, 10/25/2036 (k)	120	117
Fremont Home Loan Trust Series 2005-1, Class M6, 6.29%, 6/25/2035 (k)	261	202
GSAA Home Equity Trust
Series 2006-1, Class A2, 5.58%, 1/25/2036 (k)	165	52
Series 2006-19, Class A2, 5.50%, 12/25/2036 (k)	158	44
Series 2007-4, Class A1, 5.34%, 3/25/2037 (k)	48	14
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 (l)	296	90
Series 2007-7, Class 1A2, 5.50%, 7/25/2037 (k)	31	29
GSAMP Trust
Series 2005-NC1, Class M2, 6.23%, 2/25/2035 (k)	383	356
Series 2005-WMC1, Class M1, 5.87%, 9/25/2035 (k)	33	32
Series 2006-FM1, Class A1, 5.46%, 4/25/2036 (k)	129	90
Series 2007-HE1, Class A2C, 5.29%, 3/25/2047 (k)	89	83
MASTR Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 5.36%, 11/25/2036 (k)	68	22
Series 2006-HE4, Class A3, 5.44%, 11/25/2036 (k)	87	28

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 1A, 5.99%, 10/25/2037 (k)	1,482	929
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1, Class A2C, 5.48%, 7/25/2037 (k)	1,223	545
Morgan Stanley ABS Capital I, Inc. Trust Series 2007-HE7, Class A2B, 6.14%, 7/25/2037 (k)	24	23
New Century Home Equity Loan Trust
Series 2005-1, Class M1, 5.81%, 3/25/2035 (k)	120	118
Series 2005-1, Class M6, 6.34%, 3/25/2035 (k)	254	218
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 5.44%, 9/25/2036 (k)	119	51
Series 2006-4, Class A2D, 5.64%, 9/25/2036 (k)	12	5
Series 2006-5, Class A2C, 5.48%, 11/25/2036 (k)	403	137
Series 2007-1, Class A1A, 5.27%, 3/25/2037 (k)	212	140
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 5.42%, 9/25/2036 (k)	85	54
Series 2006-WM2, Class A2A, 5.46%, 9/25/2036 (k)	906	616
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 5.26%, 11/25/2036 (a) (k)	72	20
Series 2006-NLC1, Class A2, 5.38%, 11/25/2036 (a) (k)	884	253
Series 2006-NLC1, Class A3, 5.48%, 11/25/2036 (a) (k)	69	20
Series 2006-NLC1, Class A4, 5.62%, 11/25/2036 (a) (k)	388	111
Series 2007-OPT3, Class 2A3, 5.32%, 8/25/2037 (k)	90	86
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-GEL4, Class M1, 5.71%, 10/25/2036 (a) (k)	92	89
Series 2006-BC5, Class A4, 5.48%, 12/25/2036 (k)	12	12
Total Asset-Backed Securities (Cost $7,778)		6,290
Collateralized Mortgage Obligations — 2.5%
Alternative Loan Trust Series 2006-J2, Class A1, 5.64%, 4/25/2036 (k)	55	22
Angel Oak Mortgage Trust Series 2020-1, Class B1, 3.76%, 12/25/2059 (a) (k)	143	119
Banc of America Funding Trust
Series 2005-B, Class 3M1, 5.82%, 4/20/2035 (k)	69	68
Series 2014-R7, Class 2A1, 5.28%, 9/26/2036 (a) (k)	5	5
Series 2015-R4, Class 5A1, 5.00%, 10/25/2036 (a) (k)	59	58
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	43	37
CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 5.49%, 5/25/2037 (k)	11	4
Citigroup Mortgage Loan Trust
Series 2014-10, Class 1A1, 3.64%, 11/25/2036 (a) (k)	10	10
Series 2014-10, Class 4A1, 5.19%, 2/25/2037 (a) (k)	22	22
Connecticut Avenue Securities Trust
Series 2019-R07, Class 1B1, 8.54%, 10/25/2039 (a) (k)	100	100
Series 2020-R02, Class 2B1, 8.14%, 1/25/2040 (a) (k)	1,390	1,322
Series 2020-R01, Class 1B1, 8.39%, 1/25/2040 (a) (k)	471	461
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) Series 2004-5, Class 4A1, 6.00%, 9/25/2034	58	56
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	18	17
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A1, 5.64%, 2/25/2035 (k)	3	3
FHLMC STACR REMIC Trust Series 2020-HQA1, Class M2, 7.04%, 1/25/2050 (a) (k)	410	411
FHLMC, REMIC
Series 2980, Class QB, 6.50%, 5/15/2035	20	21
Series 5100, Class MI, IO, 3.50%, 9/25/2048	440	78

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 5018, Class IH, IO, 3.50%, 10/25/2050	137	23
Series 5113, Class EI, IO, 3.50%, 6/25/2051	330	58
Series 5138, Class EI, IO, 3.50%, 9/25/2051	756	134
FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	9	9
FNMA, REMIC
Series 2021-75, Class BI, IO, 3.50%, 11/25/2051	931	164
Series 2021-91, Class NI, IO, 3.50%, 1/25/2052	792	139
GCAT Trust
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059 (a) (k)	202	188
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (a) (l)	198	185
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	52	48
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 5.93%, 12/19/2034 (k)	1	1
Series 2006-9, Class 2A1A, 5.55%, 11/19/2036 (k)	30	25
Impac CMB Trust Series 2005-1, Class 2A1, 5.65%, 4/25/2035 (k)	92	85
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	73	47
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	86	46
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 5.28%, 12/26/2036 (a) (k)	13	13
RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	348	283
RESI Finance LP (Cayman Islands) Series 2003-D, Class B3, 6.40%, 12/10/2035 (a) (k)	12	1
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	71	67
Series 2006-R1, Class A2, 5.54%, 1/25/2046 (k)	—	—
RFMSI Trust
Series 2006-S9, Class A1, 6.25%, 9/25/2036	69	54
Series 2007-SA4, Class 3A1, 4.96%, 10/25/2037 (k)	363	225
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (k)	117	110
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 6.14%, 5/25/2058 (a) (k)	307	306
Verus Securitization Trust Series 2020-1, Class B1, 3.62%, 1/25/2060 (a) (k)	102	73
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 5.59%, 9/25/2035 (k)	3	3
Total Collateralized Mortgage Obligations (Cost $5,355)		5,101
Foreign Government Securities — 0.5%
State of Israel Government Bond 3.25%, 1/17/2028 (Cost $996)	1,000	937
U.S. Government Agency Securities — 0.5%
FNMA 1.88%, 9/24/2026 (Cost $1,043)	1,000	934
	SHARES (000)
Convertible Preferred Stocks — 0.2%
Specialty Retail — 0.2%
Claire's Stores, Inc. ‡ * (Cost $54)	—	464

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.2% (g) (m) (n)
Specialty Retail — 0.2%
Claire's Stores, Inc., 1st Lien Term Loan B (1-MONTH CME TERM SOFR + 6.50%), 11.75%, 12/18/2026 (Cost $450)	480	443
	SHARES (000)
Common Stocks — 0.1%
Broadline Retail — 0.0% ^
MYT Holding LLC ‡ *	49	23
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	—	12
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	—	1
Professional Services — 0.0% ^
NMG, Inc. ‡ *	1	69
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	—	75
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	5	141
Total Common Stocks (Cost $427)		321
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.1%
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 (a) (k) (Cost $145)	145	133
	SHARES (000)
Preferred Stocks — 0.0% ^
Broadline Retail — 0.0% ^
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡ (Cost $81)	84	69
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ * (Cost $—)	1	22
	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026 (Cost $22)	25	11

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	1	—
	SHARES (000)
Short-Term Investments — 38.3%
Investment Companies — 37.7%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (o) (p) (Cost $76,488)	76,488	76,488
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%
U.S. Treasury Bills, 5.08%, 9/5/2023 (q) (r) (Cost $1,141)	1,156	1,140
Total Short-Term Investments (Cost $77,629)		77,628
Total Investments — 130.8% (Cost $287,675)		265,209
Liabilities in Excess of Other Assets — (30.8)%		(62,504)
NET ASSETS — 100.0%		202,705

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
CME	Chicago Mercantile Exchange
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(c)
Contingent Capital security (“CoCo”). CoCos are hybrid debt securities that may be convertible into equity or may be written down if a pre-specified trigger event occurs. The total value of aggregate CoCo holdings at May 31, 2023 is $813 or 0.40% of the Fund’s net assets as of May 31, 2023.

(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2023.

(f)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2023.
(h)	Defaulted security.
(i)	Value is zero.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2023.

(l)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2023.

(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of May 31, 2023.
(q)	The rate shown is the effective yield as of May 31, 2023.
(r)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 15 Year
TBA, 3.00%, 6/25/2038(a)	(1,000)	(943)
TBA, 3.00%, 7/25/2038(a)	(1,000)	(944)
FNMA / FHLMC UMBS, Single Family, 30 Year
TBA, 2.00%, 6/25/2053(a)	(1,000)	(822)
TBA, 6.00%, 7/25/2053(a)	(6,552)	(6,629)
(Proceeds received of $9,384)		(9,338)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of May 31, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	19	09/20/2023	USD	2,175	5
U.S. Treasury Long Bond	43	09/20/2023	USD	5,524	86
U.S. Treasury Ultra Bond	15	09/20/2023	USD	2,057	39
U.S. Treasury 5 Year Note	11	09/29/2023	USD	1,200	2
					132

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(2)	09/20/2023	USD	(229)	— (a)
U.S. Treasury 5 Year Note	(1)	09/29/2023	USD	(109)	— (a)
— (a)
132

Abbreviations
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Forward foreign currency exchange contracts outstanding as of May 31, 2023 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	315	EUR	285	Royal Bank of Canada	7/5/2023	9
Total unrealized appreciation						9
JPY	9,720	USD	71	Barclays Bank plc	7/20/2023	(1)
JPY	530	USD	4	HSBC Bank, NA	7/20/2023	— (a)
JPY	38,850	USD	293	State Street Corp.	7/20/2023	(12)
Total unrealized depreciation						(13)
Net unrealized depreciation						(4)

Abbreviations
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of May 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.73	USD60	12	(10)	2
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.73	USD40	7	(6)	1
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.73	USD60	18	(16)	2
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.73	USD30	8	(8)	—(d )
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.73	USD60	15	(14)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD180	153	(153)	—(d )
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD210	168	(168)	—(d )
							381	(375)	6

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(d)	Amount rounds to less than one thousand.
Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of May 31, 2023 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.40-V1	5.00	Quarterly	6/20/2028	4.73	USD500	1	(12)	(11)
CDX.NA.HY.40-V1	5.00	Quarterly	6/20/2028	4.73	USD1,800	6	(44)	(38)
CDX.NA.IG.40-V1	1.00	Quarterly	6/20/2028	0.75	USD5,250	(39)	(30)	(69)
iTraxx.Europe.Main.38-V1	1.00	Quarterly	6/20/2028	0.82	EUR1,700	(10)	(8)	(18)
						(42)	(94)	(136)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of May 31, 2023 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	381	6

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
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Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
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Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$6,290	$—	$6,290
Collateralized Mortgage Obligations	—	5,101	—	5,101
Commercial Mortgage-Backed Securities	—	133	—	133
Common Stocks
Broadline Retail	—	—	23	23
Oil, Gas & Consumable Fuels	12	—	—	12
Pharmaceuticals	1	—	—	1
Professional Services	—	—	69	69
Specialty Retail	—	—	75	75
Wireless Telecommunication Services	—	—	141	141
Total Common Stocks	13	—	308	321
Convertible Bonds	—	11	—	11
Convertible Preferred Stocks	—	—	464	464
Corporate Bonds
Aerospace & Defense	—	1,110	—	1,110
Air Freight & Logistics	—	402	—	402
Automobile Components	—	91	—	91
Automobiles	—	1,444	—	1,444
Banks	—	20,132	—	20,132
Beverages	—	1,881	—	1,881
Biotechnology	—	816	—	816
Broadline Retail	—	662	—	662
Building Products	—	1,813	—	1,813
Capital Markets	—	7,976	—	7,976
Chemicals	—	17	—	17
Construction & Engineering	—	29	—	29
Consumer Finance	—	4,632	—	4,632
Consumer Staples Distribution & Retail	—	2,452	—	2,452
Containers & Packaging	—	468	—	468
Diversified Telecommunication Services	—	3,065	— (a)	3,065
Electric Utilities	—	4,422	—	4,422
Energy Equipment & Services	—	14	—	14
Financial Services	—	2,477	—	2,477
Food Products	—	1,360	—	1,360
Gas Utilities	—	4,088	—	4,088
Ground Transportation	—	742	—	742
Health Care Equipment & Supplies	—	1,216	—	1,216
Health Care Providers & Services	—	2,472	—	2,472
Hotels, Restaurants & Leisure	—	20	—	20
Household Durables	—	865	—	865
Household Products	—	8	—	8
Insurance	—	4,539	—	4,539

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Interactive Media & Services	$—	$298	$—	$298
Life Sciences Tools & Services	—	701	—	701
Machinery	—	445	—	445
Media	—	1,228	—	1,228
Multi-Utilities	—	1,439	—	1,439
Office REITs	—	439	—	439
Oil, Gas & Consumable Fuels	—	4,596	—	4,596
Personal Care Products	—	414	— (b)	414
Pharmaceuticals	—	1,314	—	1,314
Residential REITs	—	211	—	211
Semiconductors & Semiconductor Equipment	—	572	—	572
Software	—	1,784	—	1,784
Specialized REITs	—	460	—	460
Specialty Retail	—	796	—	796
Technology Hardware, Storage & Peripherals	—	674	—	674
Tobacco	—	826	—	826
Wireless Telecommunication Services	—	1,506	—	1,506
Total Corporate Bonds	—	86,916	— (a)	86,916
Foreign Government Securities	—	937	—	937
Loan Assignments	—	443	—	443
Mortgage-Backed Securities	—	67,970	—	67,970
Preferred Stocks	—	—	69	69
Rights	—	—	— (a)	— (a)
U.S. Government Agency Securities	—	934	—	934
U.S. Treasury Obligations	—	17,970	—	17,970
Warrants	—	—	22	22
Short-Term Investments
Investment Companies	76,488	—	—	76,488
U.S. Treasury Obligations	—	1,140	—	1,140
Total Short-Term Investments	76,488	1,140	—	77,628
Total Investments in Securities	$76,501	$187,845	$863	$265,209
Liabilities
TBA Short Commitment	$—	$(9,338)	$—	$(9,338)
Total Liabilities in Securities Sold Short	$—	$(9,338)	$—	$(9,338)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$9	$—	$9
Futures Contracts	132	—	—	132
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(13)	—	(13)
Futures Contracts	— (a)	—	—	— (a)
Swaps	—	(469)	—	(469)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$132	$(473)	$—	$(341)

(a)	Amount rounds to less than one thousand.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
(b)	Value is zero.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended May 31, 2023
Security Description	Value at February 28, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2023	Shares at May 31, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (a) (b)	$68,764	$15,683	$7,959	$—	$—	$76,488	76,488	$893	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2023.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF May 31, 2023 (Unaudited) (continued)
(Dollar values in thousands)
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.